SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): March 24, 2000

                        COMMUNITY INDEPENDENT BANK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                    000-29658                    23-2357593
             ------------------------         -----------------
             (Commission file number)         (IRS employer ID)


      201 N. Main Street, Bernville, PA                     19506
   ---------------------------------------                ----------
   (Address of principal executive office)                (Zip Code)

        Registrant's telephone number, including area code (610) 488-1200

                                      NONE
      ---------------------------------------------------------------------
      (Former name, address and fiscal year, if changed since last report.)

Item 5. Other Events

     On March 24, 2000, Community Independent Bank, Inc. (the "Company") and its wholly-owned subsidiary, Bernville Bank, N.A. (the "Bank"), announced the resignation of Arlan J. Werst as President and Chief Executive Officer of the Company and the Bank. The Board of Directors has appointed a transition team to manage the day-to-day operations of the company and the Bank while an executive search is conducted. A copy of the Press Release announcing Mr. Werst's resignation is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99 Press Release of Community Independent Bank, Inc. dated March 24, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Community Independent Bank, Inc.


Date:  April 11, 2000                  /s/ Frederick P. Krott
                                       -----------------------------------------
                                       Frederick P. Krott, Chairman of the Board
                                       (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.        Description
-------------      ---------------------------

99                 Press Release of Community Independent Bank, Inc. dated
                   March 24, 2000